UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2018

DDR Corp.

(Exact name of registrant as specified in charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2018, DDR Corp. (the “Company”) held its annual meeting of shareholders. The matters presented to shareholders for vote and the final voting results on such matters were as follows:

1.	Eight directors, each to serve until the next annual meeting of shareholders and until a successor has been duly elected and qualified, were elected by the following vote:

	For	Against	Abstain	Broker Non- Votes
Terrance R. Ahern	318,239,730	7,700,258	1,676,175	15,217,679
Jane E. DeFlorio	322,471,895	4,865,822	278,122	15,217,679
Thomas Finne	318,534,012	8,808,557	273,594	15,217,679
David R. Lukes	316,995,500	10,516,820	103,844	15,217,679
Victor B. MacFarlane	315,514,740	11,326,030	775,394	15,217,679
Alexander Otto	317,681,746	9,837,724	96,693	15,217,679
Scott D. Roulston	319,432,511	7,883,935	299,717	15,217,679
Barry A. Sholem	318,263,198	9,081,695	271,270	15,217,679

2.	Adoption of an amendment to the Company’s Articles of Incorporation to eliminate the ability of shareholders to exercise cumulative voting in the election of directors was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
313,236,239	13,662,332	715,637	15,217,679

3.	Adoption of an amendment to the Company’s Code of Regulations to implement proxy access in connection with annual meetings of shareholders was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
325,933,794	1,463,526	218,670	15,217,679

4.	Authorization of the Company’s board of directors to effect, in its discretion, a reverse stock split of the Company’s common stock and the adoption of a corresponding amendment to the Company’s Articles of Incorporation was approved by the following vote:

For	Against	Abstain
338,528,037	3,542,481	761,759

5.	The shareholder advisory vote regarding the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
312,215,787	14,595,022	805,180	15,217,679

6.	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018 was approved by the following vote:

For	Against	Abstain
338,780,202	3,914,605	139,035

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.

By:	/s/ Aaron M. Kitlowski
Aaron M. Kitlowski Executive Vice President, General Counsel and Secretary

Date: May 9, 2018